Exhibit 10.41

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 25, 2015, is entered into by and between Lannett Company, Inc., a Delaware corporation (the “Company”), and UCB Manufacturing, Inc., a Delaware corporation (“UCB”).

R E C I T A L S

WHEREAS, on or about the date hereof, the Company issued to UCB that certain Warrant to Purchase Common Stock (the “Warrant”), pursuant to which, among other things, UCB is entitled, subject to the terms and conditions set forth therein, to purchase from the Company shares of common stock, $0.001 par value per share, of the Company (the “Company Common Stock”); and

WHEREAS, the Company has agreed to provide UCB with the registration rights specified in this Agreement with respect to Registrable Securities (as defined herein), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1                               Definitions. The following terms shall have the meanings set forth in this Section 1.1:

“Adverse Effect” has the meaning given such term in Section 2.1.4 herein.

“Advice” has the meaning given such term in Section 2.6 herein.

“Affiliate” means with respect to a party hereto, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such party.  For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” as used with respect to a Person means (a) the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such Person, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise, or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person.

“Agreement” has the meaning given such term in the introductory paragraph of this Agreement.

“Block Sale” means the sale of shares of Company Common Stock to one of several purchasers in a registered transaction by means of a bought deal, a block trade or a direct sale.

“Business Days” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York City.

“Company” has the meaning given such term in the introductory paragraph of this Agreement and includes the Company’s successors by merger, acquisition, reorganization or otherwise.

“Company Common Stock” has the meaning given such term in the recitals of this Agreement.

“Company Indemnified Person” has the meaning given such term in Section 2.8.2 herein.

“Demand Registration” has the meaning given such term in Section 2.1.1(a) herein.

“Demand Request” has the meaning given such term in Section 2.1.1(a) herein.

“Demanding Shareholders” has the meaning given such term in Section 2.1.1(a) herein.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations promulgated by the SEC thereunder.

“Excluded Registration” means a registration under the Securities Act (i) of Registrable Securities pursuant to one or more Demand Registrations pursuant to Section 2 hereof, (ii) of equity securities registered on Form S-8 or any similar successor form, (iii) of equity securities registered to effect the acquisition of, or combination with, another Person, (iv) relating solely to the sale of debt instruments and (v) of securities registered in connection with any dividend reinvestment plan.

“Existing Registration Rights Holders” refers to those individuals or entities listed on Schedule C of that certain Amendment No. 2 to the Stock Purchase Agreement dated as of November 25, 2015.

“FINRA” has the meaning given such term in Section 2.5(xvi) herein.

“Holder” means (i) UCB and (ii) any direct or indirect transferee of UCB who shall become a party to this Agreement in accordance with Section 2.09 and has agreed in writing to be bound by the terms of this Agreement.

“Inspectors” has the meaning given such term in Section 2.5(xii) herein.

“Losses” has the meaning given such term in Section 2.8.1 herein.

“Marketed Underwritten Offering” has the meaning given such term in Section 2.1.1(b) herein.

“Permitted Transferee” has the meaning given such term in Section 2.9 herein.

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

“Piggyback Registration” has the meaning given such term in Section 2.2.1 herein.

“Records” has the meaning given such term in Section 2.5(xii) herein.

“register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement under the Securities Act (to the extent such declaration or order is required in order for such registration statement to become effective).

“Registrable Securities” means any shares of Company Common Stock issuable or issued upon the exercise of the Warrant; provided, however, that Registrable Securities shall not include shares of Company Common Stock (a) when a registration statement with respect to the sale of such shares of Company Common Stock has become effective under the Securities Act and such shares of Company Common Stock have been disposed of in accordance with such registration statement; (b) that have been sold to the public pursuant to Rule 144 or other exemption from registration under the Securities Act; (c) that have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force; (d) as to which the Company has delivered an opinion of counsel reasonably satisfactory to the transfer agent for the Company Common Stock to the effect that such Registrable Securities are able to be sold by the Holder without restriction as to volume or manner of sale pursuant to Rule 144; (e) that are otherwise sold or transferred by a Holder in a transaction where its rights under this Agreement are not assigned; or (f) that have ceased to be outstanding.

“Requesting Holders” shall mean any Holder(s) requesting to have its (their) Registrable Securities included in any Demand Registration or Shelf Registration.

“Required Filing Date” has the meaning given such term in Section 2.1.1(b) herein.

“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

“SEC” means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations promulgated by the SEC thereunder.

“Seller Affiliates” has the meaning given such term in Section 2.8.1 herein.

“Shelf Registration Statement” has the meaning given such term in Section 2.1.1 herein.

“Shelf Takedown” has the meaning given such term in Section 2.1.2(b) herein.

“Suspension Notice” has the meaning given such term in Section 2.6 herein.

“UCB” has the meaning given such term in the introductory paragraph of this Agreement.

“Underwritten Offering” shall mean an offering registered under the Securities Act in which securities of the Company are sold to one or more underwriters on a firm-commitment basis for reoffering to the public.

“Warrant” has the meaning given such term in the recitals of this Agreement.

1.2                               Rules of Construction. Unless the context otherwise requires:

(1)                                 a term has the meaning assigned to it;

(2)                                 “or” is not exclusive;

(3)                                 words in the singular include the plural, and words in the plural include the singular;

(4)                                 whenever the masculine is used in this Agreement, the same shall include the feminine and whenever the feminine is used herein, the same shall include the masculine, where appropriate;

(5)                                 provisions apply to successive events and transactions; and

(6)                                 “herein,” “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

ARTICLE 2
REGISTRATION RIGHTS

2.1                               Demand Registration.

2.1.1                     Request for Registration.

(a)                                 Commencing on the date hereof, any Holder or Holders of Registrable Securities shall have the right to require the Company to file a registration statement on the appropriate form under the Securities Act (it being agreed that such registration statement shall be a registration statement filed pursuant to Rule 415 under the Securities Act (or any successor rule) (a “Shelf Registration Statement”), if then available to the Company, and if such Shelf Registration Statement is not then available to the Company, such registration statement shall be on Form S-1 or Form S-3 or any similar or successor to such forms under the Securities Act) for a public offering of all or part of its or their Registrable Securities (a “Demand Registration”), by delivering to the Company written notice stating that such right is being exercised, naming, if applicable, the Holders whose Registrable Securities are to be included in such registration (collectively, the “Demanding Shareholders”), specifying the number of each such Demanding Shareholder’s Registrable Securities to be included in such registration and, subject to Section 2.1.3 hereof, describing the intended method of distribution thereof (a “Demand Request”).

(b)                                 Subject to this Section 2.1.1 and Section 2.1.6, the Company shall file a registration statement in respect of a Demand Registration as soon as reasonably practicable and, in any event, within sixty (60) days after receiving a Demand Request (the “Required Filing Date”) and shall use reasonable best efforts to cause the same to be declared effective by the SEC as promptly as reasonably practicable after such filing; provided, however, that the Company shall not be obligated to effect:

(i)                                     a Demand Registration pursuant to Section 2.1.1(a) within ninety (90) days after the effective date of a previous Demand Registration or any previous registration statement in which the Holder or Holders of Registrable Securities was given piggyback rights pursuant to Section 2.2 in which there was no reduction in the number of Registrable Securities to be included, and in each case in which the sale of Registered Securities was consummated; and

(ii)                                  any Demand Registration if a Shelf Registration Statement is then effective, and such Shelf Registration Statement may be utilized by the Holder or Holders of Registrable Securities for the offering and sale of Registrable Securities, including an Underwritten Offering, without a requirement under the SEC’s rules and regulations for a post-effective amendment thereto.

Notwithstanding the foregoing, the Company shall not be obligated to (i) effect a Demand Registration that constitutes an Underwritten Offering unless the aggregate offering price of the Registrable Securities to be sold in such offering is reasonably expected to be at least $35 million or (ii) effect, in total, more than three (3) Demand Registrations (less the number of any Shelf Takedowns constituting an Underwritten Offering), which may consist of (a) no more than two (2) Demand Registrations where the plan of distribution contemplates a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters (any such Underwritten Offering, a “Marketed Underwritten Offering”), less the number of any Shelf Takedowns constituting a Marketed Underwritten Offering and (b) no more than two Demand Registrations (less the number of any Shelf Takedowns constituting an Underwritten Offering) during any twelve (12) month period.

2.1.2                     Shelf Takedowns.

(a)                                 Subject to the provisions of Section 2.1.2(b) hereof, any Holder or Holders of Registrable Securities shall be entitled, at any time and from time to time when a Shelf Registration Statement is effective, to sell such Registrable Securities held by such Holder or Holders as are then registered pursuant to a Shelf Registration Statement (each, a “Shelf Takedown”). The number of Shelf Takedowns that such Holder or Holders may effect pursuant to this Section 2.1.2 shall not be limited, provided, that the Company shall not be obligated to effect a Shelf Takedown that constitutes an Underwritten Offering unless the aggregate offering price of the Registrable Securities to be sold in such offering is reasonably expected to be at least $35 million and the number of Marketed Underwritten Offerings that may be effected hereunder shall be limited to a total of two (2) (less any Demand Requests made pursuant to Section 2.1.1), and such other restriction as may be set forth in Section 2.1.1(b) are complied with. Any such Shelf Takedown may be made in the United States by and pursuant to any method or combination of methods legally available to any Holder or Holders of Registrable Securities (including, but not limited to, an Underwritten Offering, a direct sale to purchasers, a sale to or through brokers, dealers or agents, a sale over the internet, Block Sales, derivative transactions with third parties, sales in connection with short sales and other hedging transactions). The Company shall comply with the applicable provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Shelf Registration Statement in accordance with the intended methods of disposition by the Holder or Holders of Registrable Securities. If any Holder intends to sell any Registrable Securities pursuant to a Shelf Takedown, such Holder shall give the Company written notice of the consummation of each Shelf Takedown (whether or not such Shelf Takedown constitutes an Underwritten Offering) reasonably promptly after the consummation thereof.

(b)                                 Upon receipt of prior written notice by any Holder or Holders of Registrable Securities that it intends to effect a Shelf Takedown, the Company shall use its reasonable best efforts to cooperate in such Shelf Takedown, whether or not such Shelf Takedown constitutes an Underwritten Offering, by amending or supplementing the prospectus related to such Shelf Registration Statement as may be reasonably requested by such Holder or Holders for so long as such Holder or Holders holds Registrable Securities; provided, that the Company shall not be obligated to cooperate in an Underwritten Offering to be effected by means of a Block Sale if notice of such Underwritten Offering has not been delivered to the Company at least five (5) Business Days prior to the intended launch of such Block Sale.

2.1.3                     Selection of Underwriters. At the request of a majority of the Requesting Holders, the offering of Registrable Securities pursuant to a Demand Registration or a Shelf Takedown, shall be in the form of a “firm commitment” Underwritten Offering. In the case of an Underwritten Offering, a majority of the Requesting Holders shall select the investment banking firm or firms to manage the Underwritten Offering; provided, that such selection shall be subject to the prior consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. No Holder may participate in any such Underwritten Offering unless such Holder (x) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements described above and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that any such Holder’s representations and warranties in connection with any such registration shall be substantially consistent in substance and scope with those that are customarily made by selling securityholders to underwriters and issuers in underwritten offerings; provided, further, however, that the obligation of such Holder to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Holders selling Registrable Securities, and the liability of each such Holder will be in proportion thereto; provided, further, that such liability will be limited to the net amount received by such Holder from the sale of such Holder’s Registrable Securities pursuant to such Underwritten Offering.

2.1.4                     Rights of Nonrequesting Holders. Upon receipt of any Demand Request, the Company shall promptly (but in any event within ten (10) days) give written notice of such proposed Demand Registration to all other Holders (if any), who shall have the right, exercisable by written notice to the Company within fifteen (15) days of their receipt of the Company’s notice, to elect to include in such Demand Registration such portion of their Registrable Securities as they may request. All Holders requesting to have their Registrable Securities included in a Demand Registration in accordance with the preceding sentence shall be deemed to be “Requesting Holders” for purposes of this Section 2.1.

2.1.5                     Priority on Demand Registrations or Shelf Takedowns. No securities to be sold for the account of any Person (including the Company) other than any Requesting Holder or any Existing Registration Rights Holders shall be included in a Demand Registration or a Shelf Takedown unless the managing underwriter or underwriters shall advise such Requesting Holder (or, in the case of a Demand Registration that is not an Underwritten Offering, such Requesting Holder determines in good faith after considering the relevant facts and circumstances at the relevant time) that the inclusion of such securities will not adversely affect the price or success of the offering (an “Adverse Effect”). Furthermore, if the managing underwriter or underwriters shall advise the Requesting Holder (or such Requesting Holder determines, as applicable, in good faith after considering the relevant facts and circumstances at the relevant time) that, even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of securities proposed to be included in such Demand Registration or Shelf Takedown by the Requesting Holders and the Existing Registration Rights Holders is sufficiently large to cause an Adverse Effect, the number of securities to be included in such Demand Registration shall equal the number of shares which the Requesting Holder is so advised can be sold in such offering without an Adverse Effect, allocated as follows: (i) first, the securities requested to be included in such offering by the Existing Registration Rights Holders and (ii) second, the Registrable Securities requested to be included in such offering by the Requesting Holders (and such shares shall be allocated pro rata among the Requesting Holders on the basis of the number of Registrable Securities requested to be included in such registration by each such Requesting Holder).

2.1.6                     Deferral of Filing. If the filing, initial effectiveness or continued use of a Registration Statement, including a Shelf Registration Statement, filed hereunder would require the Company to make a public disclosure of material non-public information, which disclosure in the good-faith judgment of the Company based on the advice of counsel (i) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such registration statement or (iii) would reasonably be expected to adversely affect in any material respect the Company or its business or the Company’s ability to effect a bona fide material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement; provided that the Company shall not be permitted to do so (x) more than once in any six-month period or (y) for any single period of time in excess of ninety (90) days, or for periods exceeding, in the aggregate, ninety (90) days during any twelve-month period. In the event that the Company exercises its rights under the preceding sentence, the Holders agree to suspend, promptly upon receipt of the notice referred to above, the use of any prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities. If the Company so postpones the filing of a prospectus or the effectiveness of a registration statement, the Holders shall be entitled to withdraw such request and, if such request is withdrawn, such registration request shall not count for the purposes of the limitations set forth in Section 2.1. The Company shall promptly give the Holders requesting registration thereof pursuant to this Section 2 written notice of any postponement made in accordance with the preceding sentence. A deferral of the filing of a registration statement pursuant to this Section 2.1.6 shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i), (ii) or (vi) of the preceding sentence, the negotiations or other activities or developments are disclosed or terminated, or, in the case of a deferral pursuant to clause (iii) or (iv) of the preceding sentence, the proposed registration for the Company’s account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 2.1.6, the Company shall promptly (but in any event within ten (10) days), upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 2.1.6 and a statement of the reason for such deferral and an approximation of the anticipated delay. Within twenty (20) days after receiving such certificate, the holders of a majority of the Registrable Securities held by the Requesting Holders and for which registration was previously requested may withdraw such Demand Request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement.

2.2                               Piggyback Registrations.

2.2.1                     Right to Piggyback. Each time the Company proposes to register any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of the Company or the account of any securityholder of the Company) (a “Piggyback Registration”), the Company shall give prompt written notice to each Holder of Registrable Securities (which notice shall be given not less than ten (10) days prior to the anticipated filing date of the Company’s registration statement), which notice shall offer each such Holder the opportunity to include any or all of such Holder’s Registrable Securities in such registration statement on the same terms and conditions as the same class of securities otherwise being sold pursuant to such registration statement, subject to the limitations contained in Section 2.2.2 hereof. Each Holder who desires to have such Holder’s Registrable Securities included in such registration statement shall so advise the Company in writing (stating the number of shares desired to be registered) within ten (10) days after the date of such notice from the Company. Any Holder shall have the right to withdraw such Holder’s request for inclusion of such Holder’s Registrable Securities in any registration statement pursuant to this Section 2.2.1 by giving written notice to the Company of such withdrawal on or before the fifth (5th) day prior to the planned effective date of such Piggyback Registration. Subject to Section 2.2.2 below, the Company shall include in such registration statement all such Registrable Securities so requested to be included therein; provided, however, that the Company may at any time, in its sole discretion and without the consent of the Holders, delay, withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered and will have no liability to the Holder in connection with such termination or withdrawal, except for the obligation to pay any registration expenses pursuant to Section 2.7.2.

2.2.2                     Priority on Piggyback Registrations.

(a)                                 If a Piggyback Registration is an Underwritten Offering and was initiated by the Company, and if the managing underwriter (or in the case of a Piggyback Registration that is not an Underwritten Offering, the Company, in good faith) advises the Company that the inclusion of Registrable Securities requested to be included in the Registration Statement would cause an Adverse Effect, the Company shall include in such registration statement (i) first, the securities of the Existing Registration Rights Holders requested to be included in such registration, (ii) second, the securities the Company proposes to sell, (iii) third, the Registrable Securities of any Holder requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such Holder and (iv) fourth, any other securities requested to be included in such registration; provided, that if such other securities have been requested to be included pursuant to a registration rights agreement, then such securities would be included as set forth in (iii) above as if they were Registrable Securities of a Holder. If, as a result of the provisions of this Section 2.2.2(a), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder’s request to include Registrable Securities in such registration statement on or before the fifth (5th) day prior to the planned effective date of such Piggyback Registration.

(b)                                 If a Piggyback Registration is an Underwritten Offering and was initiated by a securityholder of the Company, and if the managing underwriter (or in the case of a Piggyback Registration that is not an Underwritten Offering, the Company, in good faith) advises the Company that the inclusion of Registrable Securities requested to be included in the Registration Statement would cause an Adverse Effect, the Company shall include in such registration statement (i) first, the securities of the Existing Registration Rights Holders requested to be included in such registration, (ii) second, the securities requested to be included therein by the securityholders requesting such registration, (iii) third, the Registrable Securities requested to be included in such registration by any Holder, pro rata among the Holders on the basis of the number of Registrable Securities owned by each such Holder and (iv) fourth, any other securities requested to be included in such registration (including securities to be sold for the account of the Company). If, as a result of the provisions of this Section 2.2.2(b), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder’s request to include Registrable Securities in such registration statement on or before the fifth (5th) day prior to the planned effective date of such Piggyback Registration.

(c)                                  No Holder may participate in any registration statement in respect of a Piggyback Registration hereunder unless such Holder (x) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Company, in the case of an Underwritten Offering and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents, each in customary form, reasonably required under the terms of such underwriting arrangements; provided, however, that any such Holder’s representations and warranties in connection with any such registration shall be of a substance and scope as are customarily made by selling securityholders to underwriters and issuers in underwritten offerings; provided, further, however, that the obligation of such Holder to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Holders selling Registrable Securities, and the liability of each such Holder will be in proportion thereto; provided, further, that such liability will be limited to the net amount received by such Holder from the sale of such Holder’s Registrable Securities pursuant to such registration.

2.3                               SEC Form S-3. The Company shall use its reasonable best efforts to cause Demand Registrations to be registered on Form S-3 (or any successor form), and if the Company is not then eligible under the Securities Act to use Form S-3, Demand Registrations shall be registered on the form for which the Company then qualifies.

2.4                               Holdback Agreements.

(a)                                 In the case of any Underwritten Offering by any Holder hereunder, the Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the ninety (90) day period beginning on the effective date of any registration statement filed in connection with such Underwritten Offering or, in the case of an Underwritten Offering pursuant to a Shelf Takedown, the filing of any prospectus relating to the offer and sale of Registrable Securities, except (i) pursuant to any registrations on Form S-4 or Form S-8 or any successor form, (ii) pursuant to any registrations filed in connection with an exchange offer or any employee benefit or dividend reinvestment plan or (iii) unless the underwriters managing any such Underwritten Offering otherwise agree. The underwriters in connection with such Underwritten Offering are intended third-party beneficiaries of this Section 2.4(a) and shall have the right and power to enforce the provisions hereof as though they were a party thereto.

(b)                                 Each Holder agrees, in the event of an Underwritten Offering by the Company (whether for the account of the Company or otherwise), not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, including any sale pursuant to Rule 144 (except as part of such Underwritten Offering), during the seven (7) days prior to, and during the ninety (90) day period (or such lesser period as the lead or managing underwriters may require) beginning on, the effective date of the registration statement for such Underwritten Offering (or, in the case of an offering pursuant to an effective shelf registration statement pursuant to Rule 415, the pricing date for such Underwritten Offering). The underwriters in connection with such Underwritten Offering are intended third-party beneficiaries of this Section 2.4(b) and shall have the right and power to enforce the provisions hereof as though they were a party thereto.

2.5                               Registration Procedures. If and whenever any Holder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as is reasonably practicable, and pursuant thereto the Company will as expeditiously as possible:

(i)                                     prepare and file with the SEC, pursuant to Section 2.1.1(b) with respect to any Demand Registration, a registration statement on any appropriate form under the Securities Act with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective; provided, that as far in advance as practicable before filing such registration statement or any amendment thereto, the Company will furnish to the selling Holders copies of reasonably complete drafts of all such documents prepared to be filed (including exhibits), and any such Holder shall have the opportunity to review and reasonably object, as promptly as is reasonably practicable, to any information contained therein and the Company will make corrections reasonably requested by such Holder with respect to such information prior to filing any such registration statement or amendment; provided, that the Company shall not have any obligation to modify any information if the Company reasonably believes in good faith that so doing would cause (i) the registration statement to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the prospectus to contain an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(ii)                                  except in the case of a Shelf Registration Statement, prepare and file with the SEC such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred eighty (180) days (or such lesser period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iii)                               in the case of a Shelf Registration Statement, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities subject thereto for a period ending on the earlier of (x) twenty-four (24) months after the effective date of such registration statement, (y) the date when all restrictive legends on the Registrable Securities have been removed or (z) the date on which all the Registrable Securities held by any Holder cease to be Registrable Securities;

(iv)                              furnish to each seller of Registrable Securities and the underwriters of any Underwritten Offering, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any prospectus supplement, any documents incorporated by reference therein and such other documents as such seller or underwriters may reasonably request for purposes of permitting such seller’s or underwriters’ review and comment in order to facilitate the disposition of the Registrable Securities owned by such seller or the sale of such securities by such underwriters (it being understood that, subject to Section 2.6 and the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with any Underwritten Offering covered by the registration statement of which such prospectus, amendment or supplement is a part);

(v)                                 use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the managing underwriter reasonably requests (or, in the event the registration statement does not relate to an Underwritten Offering, as the holders of a majority of such Registrable Securities may reasonably request); use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective and to take any other action that may be reasonably necessary or advisable to enable each seller to consummate the disposition of the Registrable Securities owned by such seller in such jurisdictions (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any jurisdiction wherein it is not so subject or (C) take any action that would subject it to general service of process in any jurisdiction where it is not then so subject);

(vi)                              promptly notify each seller and each underwriter of any Underwritten Offering and (if requested by any such Person) confirm such notice in writing (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws or the initiation of any proceedings for that purpose, and (C) of the happening of any event which makes any material statement made in a registration statement or related prospectus untrue or which requires the making of any material changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii)                           permit any selling Holder, which in such Holder’s judgment, based on the advice of counsel, might reasonably be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement, to the extent necessary, and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included; provided, that the Company shall not have any obligation to include such information if the Company reasonably believes in good faith that so doing would cause (i) the registration statement to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the prospectus to contain an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(viii)                        in the case of any Underwritten Offering, make reasonably available members of management of the Company, as selected by the Holders of a majority of the Registrable Securities included in such registration, for assistance in the selling effort relating to the Registrable Securities covered by such registration, including, but not limited to, the participation of such members of the Company’s management in road show presentations as the underwriters reasonably request; provided, that the underwriter shall take into account the reasonable business requirements of the Company in determining the scheduling and duration of any road show;

(ix)                              otherwise use its reasonable best efforts to comply with the Securities Act, the Exchange Act and all other applicable rules and regulations of the SEC, and make generally available to the Company’s securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than forty-five (45) days after the end of the twelve (12) month period beginning with the first day of the Company’s first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said twelve (12) month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

(x)                                 if requested by the managing underwriter of any Underwritten Offering or any seller, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or such seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

(xi)                              cooperate with the seller and the managing underwriter of any Underwritten Offering to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such sellers may request as promptly as reasonably practicable prior to any sale of Registrable Securities and keep available and make available to the Company’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

(xii)                           in the case of an Underwritten Offering, upon reasonable notice and during normal business hours, make reasonably available for inspection by any seller, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the “Inspectors”), relevant financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply information reasonably requested by any such Inspector in connection with such registration statement; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (xiii) if (A) the Company believes, after consultation with counsel for the Company, that either (1) the requested Records constitute confidential commercial and/or supervisory information within the meaning of 5 U.S.C. § 552(b)(4) and (8), or (2) to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information, or (B) if the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise; provided, further, however, that any Records and other information provided under this Section 2.5(xii) that is not generally publicly available shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;

(xiii)                        in the case of any Underwritten Offering, use its reasonable best efforts to furnish to each seller and the underwriter a signed counterpart of (A) an opinion or opinions of counsel to the Company (and/or internal counsel if acceptable to the managing underwriters and the sellers), and (B) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the seller or managing underwriter reasonably requests;

(xiv)                       use its reasonable best efforts to cause the Registrable Securities covered by any registration statement to be listed on the primary national securities exchange, if any, on which similar securities issued by the Company are then listed;

(xv)                          provide a transfer agent and registrar for all Registrable Securities registered hereunder;

(xvi)                       reasonably cooperate with each seller and each underwriter of any Underwritten Offering participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority (“FINRA”);

(xvii)                    during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

(xviii)                 notify each seller of Registrable Securities promptly of any request by the SEC for the amending or supplementing of any registration statement or prospectus relating to such seller’s Registrable Securities;

(xix)                       enter into such agreements (including underwriting agreements) as are customary in connection with an Underwritten Offering; and

(xx)                          advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of a registration statement relating to the such seller’s Registrable Securities or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal as soon as practicable if such stop order should be issued.

The Company may, from time to time, require any Holder of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information as the Company reasonably determines, based on the advice of counsel, is required or advised to be included in connection with such registration regarding such Holder and the distribution of such Registrable Securities, and the Company may exclude from such registration the Registrable Securities of such Holder if such Holder fails to furnish such information within fifteen (15) days of receiving such request.

2.6                               Suspension of Dispositions. Each Holder agrees by acquisition of any Registrable Securities that, upon receipt of any notice (a “Suspension Notice”) from the Company of the happening of any event of the kind described in Section 2.5(vi)(C), such Holder will forthwith discontinue disposition of Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the “Advice”) by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Section 2.5(ii) and Section 2.5(iii) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. The Company shall use its reasonable best efforts and take such actions as are reasonably necessary to render the Advice as promptly as reasonably practicable. In any event, the Company shall not be entitled to deliver more than two Suspension Notices in any one year.

2.7                               Registration Expenses.

2.7.1                     Demand Registrations. The Company shall be responsible for all reasonable, out-of-pocket fees and expenses incident to any Demand Registration including, without limitation, the Company’s performance of or compliance with this Article 2, all registration and filing fees, all fees and expenses associated with filings required to be made with FINRA (including, if applicable, the reasonable fees and expenses of any “qualified independent underwriter” as such term is defined in FINRA Rule 2720, and of its counsel), as may be required by the rules and regulations of FINRA, fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by any Holder of Registrable Securities), messenger and delivery expenses, the fees and expenses incurred in connection with any listing or quotation of the Registrable Securities, and the fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or “cold comfort” letters required by or incident to such performance). The Holders shall be responsible for (i) any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Securities, on a pro rata basis on the basis of the number of shares so registered whether or not any registration statement becomes effective, and (ii) any applicable transfer taxes.  The Company shall be responsible for the fees and expenses of one (1) firm of attorneys retained by all of the Holders in the aggregate in connection with the sale of Registrable Securities in a Demand Registration. Notwithstanding the foregoing, the Company shall not be responsible for the fees and expenses of any additional counsel, or any of the accountants, agents or experts retained by the Holders in connection with the sale of Registrable Securities in a Demand Registration. The Company will also be responsible for its internal expenses in any Demand Registration (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audit and the expense of any liability insurance).

2.7.2                     Piggyback Registrations. All fees and expenses incident to any Piggyback Registration including, without limitation, the Company’s performance of or compliance with this Article 2, all registration and filing fees, all fees and expenses associated with filings required to be made with FINRA (including, if applicable, the reasonable fees and expenses of any “qualified independent underwriter” as such term is defined in FINRA Rule 2720, and of its counsel), as may be required by the rules and regulations of FINRA, fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of printing prospectuses), messenger and delivery expenses, the fees and expenses incurred in connection with any listing or quotation of the Registrable Securities, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or “cold comfort” letters required by or incident to such performance) and the fees and expenses of other persons retained by the Company, will be borne by the Company (unless paid by a securityholder that is not a Holder for whose account the registration is being effected) whether or not any registration statement becomes effective; provided, however, that any underwriting discounts, commissions, or fees attributable to the sale of the Registrable Securities will be borne by the Holders pro rata on the basis of the number of shares so registered and the fees and expenses of any counsel, accountants, or other persons retained or employed by any Holder and any applicable transfer taxes will be borne by such Holder.

2.8                               Indemnification.

2.8.1                     The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each seller of Registrable Securities, and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the “Seller Affiliates”) (A) against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, reasonable attorneys’ fees and disbursements except as limited by Section 2.8.3) (collectively, “Losses”) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) against any and all Losses, as incurred, to the extent of the aggregate amount reasonably paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission made by the Company in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto; provided, that such settlement is effected with the consent of the Company (such consent not to be unreasonably withheld); and (C) against any Losses as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, or such violation of the Securities Act, the Exchange Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder, to the extent that any such expense or cost is not paid under subparagraph (A) or (B) above; provided, that the Company will have no obligation to provide any indemnification or reimbursement hereunder to the extent that any such Losses (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in substantial conformity with information furnished in writing to the Company by such seller or any of its Seller Affiliate (or on such seller’s or Seller Affiliate’s behalf) for use therein.

2.8.2                     In connection with any registration statement in which a seller of Registrable Securities is participating, each such seller will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such seller will indemnify and reimburse, to the fullest extent permitted by law, the Company and each of its employees, advisors, agents, representatives, partners, officers and directors and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor (“Company Indemnified Persons”) thereof against any and all Losses resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished in writing to the Company by such seller or any Seller Affiliates (or on such seller’s or Seller Affiliate’s behalf) specifically for inclusion in the registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto and the Holders agree to reimburse the Company Indemnified Persons for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Securities, and the liability of each such seller of Registrable Securities will be in proportion and limited to the net amount received by such seller from the sale of Registrable Securities pursuant to such registration statement; provided, however, that such seller of Registrable Securities shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such seller has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

2.8.3                     Any Person entitled to indemnification hereunder will (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that the failure to give such notice shall not limit the rights of such Person) and (B) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (X) the indemnifying party has agreed to pay such fees or expenses or (Y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (1) such settlement or compromise contains a full and unconditional release of the indemnified party or (2) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

2.8.4                     Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.8.1 or Section 2.8.2 are unavailable to or insufficient to hold harmless an indemnified party in respect of any Losses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8.4 were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.8.4. The amount paid or payable by an indemnified party as a result of Losses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.8.3, defending any such action or claim. Notwithstanding the provisions of this Section 2.8.4, no Holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Holder with respect to the sale of any Registrable Securities exceeds the amount of damages which such Holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations in this Section 2.8.4 to contribute shall be several in proportion to the amount of Registrable Securities registered by it and not joint.

If indemnification is available under this Section 2.8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.8.1 and Section 2.8.2 without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.8.4 subject, in the case of any Holder, to the limited dollar amounts set forth in Section 2.8.2.

2.8.5                     The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.

2.9                               Transfer of Registration Rights. The rights of each Holder under this Agreement may only be assigned or transferred to (i) any Affiliate of the Holder or (ii) up to three third-party transferees of the Registrable Securities or Warrants that are not Affiliates of one another and that each acquire, or agree to acquire, an amount of Registrable Securities (or Warrants exercisable therefor) having a market value of at least $35 million, and, in the case of both (i) and (ii), such Affiliate of the Holder or transferee enters into a Joinder Agreement, substantially in the form of Exhibit A hereto (collectively, a “Permitted Transferee”).

ARTICLE 3

3.1                               Rule 144. The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Holders, make publicly available other information so long as necessary to permit sales of Registrable Securities pursuant to Rule 144) and will take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of any Holder, the Company will deliver to such parties a written statement as to whether it has complied with such requirements. If the Holder seeking to sell Company Common Stock under Rule 144 is UCB, any legal opinion reasonably required by the transfer agent to effect such sale shall be provided by, or at the expense of, the Company.

3.2                               Preservation of Rights. The Company will not (i) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder or (ii) enter into any agreement, take any action or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the Holders; provided, however, that the Company may take any such actions as are necessary to memorialize or effect any existing arrangements or agreements for the grant of registrations rights to the Existing Registration Rights Holders.

ARTICLE 4
TERMINATION

4.1                               Termination. This Agreement shall terminate and be of no further force and effect at the earliest to occur of (i) its termination by the written agreement of all parties or their respective successors in interest, (ii) with respect to any Holder, the date on which all Company Common Stock held by such Holder have ceased to be Registrable Securities, (iii) with respect to the Company, the date on which all Company Common Stock have ceased to be Registrable Securities and (iv) the dissolution, liquidation or winding up of the Company.

ARTICLE 5
MISCELLANEOUS

5.1                               Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.1):

If to the Company:

Lannett Company, Inc.

13200 Townsend Road

Philadelphia, Pennsylvania  19154

Attention: Arthur P. Bedrosian

with a copy to (which shall not constitute notice):

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York  10022

Attention: Andrew L. Bab and Jennifer L. Chu

and

Fox Rothschild LLP

2000 Market Street

Twentieth Floor

Philadelphia, Pennsylvania 19103

Attention: Samuel H. Israel and Bradley S. Rodos

If to UCB:

UCB Manufacturing, Inc.

1950 Lake Park Drive

Smyrna, Georgia  30080

Attention: General Counsel

with a copy to (what shall not constitute notice):

UCB S.A.

Allée de la Recherche, 60

1070 Brussels, Belgium

Attention: Anna S. Richo

and

UCB Manufacturing, Inc.

1950 Lake Park Drive

Smyrna, Georgia  30080

Attention: Vice President (Legal) - Americas

and

Covington & Burling LLP

The New York Times Building

620 Eighth Avenue

New York, New York  10018

Attention: J. D. Weinberg

Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered and five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee). If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

5.2                               Authority. Each of the parties hereto represents to the other that (i) it has the corporate power and authority to execute, deliver and perform this Agreement, (ii) the execution, delivery and performance of this Agreement by it has been duly authorized by all necessary corporate action and no such further action is required, (iii) it has duly and validly executed and delivered this Agreement and (iv) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles.

5.3                               Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York irrespective of the choice of laws principles of the State of New York. Each party hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York sitting in the County of New York or the United States District Court for the Southern District of New York and the appellate courts having jurisdiction of appeals in such courts to resolve any dispute, controversy or claim arising out of, or relating to, the transactions contemplated by this Agreement, or the validity, interpretation, breach or termination of any provision of this Agreement.

5.4                               Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.4.

5.5                               Successors and Assigns. The rights of a Holder may only be assigned in accordance with Section 2.9 to a Permitted Transferee. A Permitted Transferee to whom rights are transferred pursuant to Section 2.9 may not again transfer those rights to any other Permitted Transferee, other than as provided in Section 2.9.  Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and any and all successors to the Company and each Holder and their respective assigns.

5.6                               No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement; provided, however, the parties hereto hereby acknowledge that the Persons set forth in Section 2.4(b) are express third-party beneficiaries in accordance with Section 2.4(b).

5.7                               Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

5.8                               Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any law or as a matter of public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties to this Agreement shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the greatest extent possible.

5.9                               Waivers. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in a writing signed by the party against whom the existence of such waiver is asserted. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by either party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by the party against whom the existence of such waiver is asserted.

5.10                        Entire Agreement. This Agreement, together with the Warrant and any related exhibits and schedules thereto, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

5.11                        Amendment. This Agreement may not be amended or modified in any respect except by a written agreement signed by the Company and the Holders of a majority of the then-outstanding Registrable Securities.

5.12                        Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when each party hereto shall have received counterparts hereof signed by each of the other parties hereto. If any signature is delivered by facsimile transmission or by PDF, such signature shall create a valid and binding obligation of the party executing (or on whose behalf the signature is executed) with the same force and effect as if such facsimile or PDF signature were an original thereof.

5.13                        Further Assurances. Each of the parties to this Agreement shall, and shall cause their Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and to give effect to the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

LANNETT COMPANY, INC.

By:	/s/Arthur P. Bedrosian
Name: Arthur P. Bedrosian
Title: Chief Executive Officer

UCB MANUFACTURING, INC.

By:	/s/ Stephanie Preston
Name: Stephanie Preston
Title: Assistant Treasurer

[Signature Page to Registration Rights Agreement]

Exhibit A

JOINDER AGREEMENT

Reference is made to the Registration Rights Agreement, dated as of November 25, 2015 (as amended from time to time, the “Registration Rights Agreement”), by and among Lannett Company, Inc., a Delaware corporation, UCB Manufacturing, Inc., a Delaware corporation, and the other parties thereto, if any.  The undersigned agrees, by execution hereof, to become a party to, and to be subject to the rights and obligations under the Registration Rights Agreement.

[NAME]

By:
Name:
Title:

Date:

Address: